SUPPLEMENT DATED JULY 3, 2006

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2006

OF

PRUDENT BEAR FUNDS, INC.

        The discussion under the caption “Directors and Officers of the Corporation” on page 17 of the Statement of Additional Information is supplemented to reflect the fact that effective July 1, 2006 Guy Talarico, the chief executive officers of ALARIC Compliance Services LLC, New York, NY, became the chief compliance officer of Prudent Bear Funds, Inc. replacing Gregg Jahnke. Mr. Jahnke remains a director, the Vice President and Secretary of Prudent Bear Funds, Inc. Mr. Talarico, 50, was Co-Chief Executive Officer of EOS Compliance Services, LLC from 2004 to 2005, and he was Senior Director of Investors Bank & Trust Institutional Custody Division from 2001 to 2004. Mr. Talarico is not a director of any publicly-held company.